Exhibit No.	Description

10.1
First Amendment to the Credit and Security Agreement, dated as of January 30, 2012, among Shiloh Industries, Inc., the other lenders party thereto, The Privatebank and Trust Company as co-lead arranger, sole book runner and administrative agent, PNC Capital Markets, LLC as co-lead arranger and PNC Bank, National Association as syndication agent.

FIRST AMENDMENT AGREEMENT
This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 31st day of January, 2012 among:
(a)    SHILOH INDUSTRIES, INC., a Delaware corporation (“Borrower”);

(b)    the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c)    THE PRIVATEBANK AND TRUST COMPANY, as the co-lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (Agent”);

(d)    PNC CAPITAL MARKETS, LLC, as co-lead arranger; and

(e)    PNC BANK, NATIONAL ASSOCIATION, as syndication agent.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of April 19, 2011, that provides, among other things, for loans and letters of credit aggregating Eighty Million Dollars ($80,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

1.    Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Fixed Charge Coverage Ratio” therefrom and to insert in place thereof the following:

“Fixed Charge Coverage Ratio” means, as determined for the most recently completed four fiscal quarters of Borrower, on a Consolidated basis, the ratio of (a) (i) Consolidated EBITDA, minus (ii) the sum of (A) Consolidated Unfunded Capital Expenditures, and (B) Capital Distributions (other than the 2012 Special Dividend); to (b) Consolidated Fixed Charges.

2.    Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“2012 Special Dividend” means the one-time cash dividend by Borrower to its shareholders, made on or before February 29, 2012, in an aggregate amount not to exceed Eight Million Five Hundred Thousand Dollars ($8,500,000).

“JCI” means Johnson Controls, Inc., a Wisconsin corporation.

“JCI Supplier Financing Program” means the JCI supplier financing program, whereby a Company may sell all or a portion of its Accounts owing from JCI (or a subsidiary or affiliate of JCI) to a third party financial institution on terms comparable to other vendors of JCI participating in such supplier financing program.

“Nissan” means Nissan North America, Inc., a California corporation.

“Nissan Supplier Financing Program” means the Nissan supplier financing program, whereby a Company may sell all or a portion of its Account owing from Nissan (or a subsidiary or affiliate of Nissan) to a third party financial institution on terms comparable to other vendors of Nissan participating in such supplier financing program.

3.    Addition to Financial Statements and Information Covenant Provisions. Section 5.3 of the Credit Agreement is hereby amended to add the following new subsections (h) and (i) thereto:

(h)    Supplier Financing Agreements. Borrower shall deliver to Agent and the Lenders, within three Business Days of entering into any supplier financing agreement pursuant to Section 5.12(g) or (h) hereof, a copy of all agreements entered into by Borrower in connection therewith.

(i)    Accounts Sold Pursuant to Supplier Purchase Agreements. Borrower shall deliver to Agent, as frequently as Agent or any Lender may request, a report detailing all Account sales made pursuant to Section 5.12(g) and (h) hereof, including a listing of all such previous Account sales and the payment status of each such Account sale, to be in form and substance reasonably satisfactory to Agent.

4.    Additions to Merger and Sale of Assets Covenant Provisions. Section 5.12 of the Credit Agreement is hereby amended to add the following new subsections (g) and (h) at the end thereof:

(g)    a Company may sell Accounts of such Company (i) owed by JCI (or any subsidiary or affiliate of JCI) pursuant to the JCI Supplier Financing Program, or (ii) owed by Nissan (or any subsidiary or affiliate of Nissan) pursuant to the Nissan Supplier Financing Program, so long as, in the case of both (i) and (ii) above, there is no credit recourse to such Company with respect to such Accounts after such sale; and

(h)    in addition to the transfers of assets permitted pursuant to Section 5.12(g) hereof, if requested by a customer of a Company, such Company shall be permitted to participate in such customer's supplier financing program whereby such Company may sell all or a portion of its Accounts from such customer to a third party financial institution on terms comparable to other vendors of such customer participating in such supplier financing program, so long as (i) there shall be no credit recourse to such Company with respect to such Accounts after such sale, and (ii) the aggregate amount of sales of Accounts pursuant to this Section 5.12(h), for all Companies pursuant to all such supplier financing programs, does not exceed the aggregate amount of Twelve Million Dollars ($12,000,000) per fiscal year of Borrower.

5.    Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

(a)    pay an amendment fee to Agent, for the pro-rata benefit of the Lenders, in an amount equal to five (5.00) basis points multiplied by the Revolving Amount;

(b)    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(c)    pay all legal fees and expenses of Agent in connection with this Amendment and any other Loan Documents.

6.    Authorization to Execute Lien Priority Agreements. Agent is hereby authorized by the Lenders to execute and deliver one or more lien priority agreements on behalf of the Lenders in connection with a Company's participation in a customer's supplier financing program permitted pursuant to Section 5.12(g) or (h) of the Credit Agreement.

7.    Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower's obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

8.    Waiver and Release. Borrower, by signing below, hereby waives and releases Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

9.     References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

10.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

11.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

12.    Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

13.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

[Remainder of page intentionally left blank.]

11643887.8

JURY TRIAL WAIVER. BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT OR THE LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWER, AGENT AND THE LENDERS.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

SHILOH INDUSTRIES, INC.
By:	/s/ Thomas M. Dugan
Thomas M. Dugan
Vice President of Finance and Treasurer

THE PRIVATEBANK AND TRUST COMPANY, as Agent and as a Lender

By:	/s/ Robert M. Walker
Robert M. Walker
Managing Director

PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender
By:	/s/ George C. Reider
George C. Reider
Vice President

THE HUNTINGTON NATIONAL BANK
By:	/s/ Brian H. Gallagher
Brian H. Gallagher
Vice President

RBS CITIZENS, NATIONAL ASSOCIATION
By:	/s/ Patrick F. Dunphy
Patrick F. Dunphy
Senior Vice President

FIRSTMERIT BANK, N.A.
By:	/s/ Robert G. Morlan
Robert G. Morlan
Vice President

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of January 31, 2012. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT AND LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWER, AGENT, LENDERS AND THE UNDERSIGNED.

	SHILOH CORPORATION GREENFIELD DIE & MANUFACTURING		JEFFERSON BLANKING INC. Thomas M. Dugan Vice President of Finance
	CORP.	By:	/s/ Thomas M. Dugan
	SHILOH AUTOMOTIVE, INC.		Thomas M. Dugan
	SHILOH INDUSTRIES, INC. DICKSON		Vice President of Finance
MANUFACTURING DIVISION
	LIVERPOOL COIL PROCESSING,	By:	/s/ Michael Randall
	INCORPORATED		Michael Randall
	MEDINA BLANKING, INC.		Assistant Secretary
THE SECTIONAL DIE COMPANY SECTIONAL STAMPING, INC.

By:	/s/ Thomas M. Dugan
Thomas M. Dugan
Vice President of Finance